                                 SCHEDULE 14A
                                (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION

  PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF
                                     1934
                              (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary proxy statement

[X] Definitive proxy statement

[_] Definitive additional materials

[_] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                             VITRONICS CORPORATION
             -----------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

                             VITRONICS CORPORATION
             -----------------------------------------------------
                  (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):
[X] $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2).
[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-
    6(i)(3).
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

  (1) Title of each class of securities to which transaction applies:

- -------------------------------------------------------------------------------
  (2) Aggregate number of securities to which transaction applies:

- -------------------------------------------------------------------------------
  (3) Per unit price or underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

- -------------------------------------------------------------------------------
  (4) Proposed maximum aggregate value of transaction:

- -------------------------------------------------------------------------------
  Set forth the amount on which the filing fee is calculated and state how it was determined.
[_] Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  (1) Amount Previously Paid:
                              ------------------------------------------------
  (2) Form, Schedule or Registration Statement No.:
                                                    --------------------------
  (3) Filing Party:
                    ----------------------------------------------------------
  (4) Date Filed:
                  ------------------------------------------------------------

                             VITRONICS CORPORATION

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 2, 1996

TO THE STOCKHOLDERS OF VITRONICS CORPORATION:

  The Annual Meeting of Stockholders of Vitronics Corporation (the "Company") will be held on Thursday, May 2, 1996 at 10:00 a.m., local time, at the Company's headquarters, 1 Forbes Road, Newmarket, New Hampshire, to consider and act upon the following matters:

    1. To elect two Class C directors to the Board of Directors to serve until the 1999 annual meeting of stockholders and thereafter until their successors are duly elected and qualified.

    2. To ratify the appointment by the Board of Directors of Coopers & Lybrand L.L.P. as the Company's independent auditors for the 1996 fiscal year.

    3. To transact such other business as may properly be presented to the meeting or any adjournment thereof.

  A copy of the Annual Report to Stockholders for the fiscal year ended December 31, 1995 has been mailed to the Stockholders prior to or simultaneously with the mailing of this proxy material.

  The Board of Directors has fixed March 22, 1996 as the record date for determining the Stockholders entitled to notice of and to vote at the Annual Meeting.

  YOUR VOTE IS IMPORTANT TO THE COMPANY. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE AND DATE YOUR ENCLOSED PROXY AND PROMPTLY RETURN IT IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES. IF YOU ATTEND THE MEETING AND WISH TO VOTE IN PERSON, YOUR PROXY WILL NOT BE USED.

                                          By Order of the Board of Directors,

                                          Lorraine D. Giordano
                                          Clerk

Newmarket, New Hampshire
March 29, 1996

                             VITRONICS CORPORATION

                                PROXY STATEMENT
                  ANNUAL MEETING OF STOCKHOLDERS--MAY 2, 1996

  This Proxy Statement and the accompanying form of proxy are furnished in connection with the solicitation of proxies by the Board of Directors of Vitronics Corporation, a Massachusetts corporation (the "Company"), for use at the 1996 annual meeting of the stockholders of the Company to be held May 2, 1996, at the time and place and for the purposes set for in the accompanying notice (the "Meeting"). This Proxy Statement and form of proxy are being mailed to stockholders on or about March 29, 1996.

  Unless otherwise directed by individual stockholders, all proxies properly executed and duly returned by a stockholder of the Company will be voted for the nominee named herein for election to the Board of Directors, and to ratify the Board of Directors' appointment of independent auditors. In addition, all proxies will be voted in accordance with the judgment of the proxy holders with respect to any other matter that may properly come before the Meeting.

  The enclosed proxy, even though executed and returned, may be revoked at any time prior to the voting of the proxy by delivering notice of such revocation or a duly executed proxy bearing a later date to the Clerk of the Company or by attending the Meeting and voting in person. Shares represented by proxy will be voted at the Meeting.

  Holders of record of the shares of the Company's common stock, par value $.01 per share (the "Common Stock"), outstanding as of the close of business on March 22, 1996 are entitled to notice of and to vote at the Meeting or any adjournment thereof. Holders of Common Stock are entitled to one vote for each share held on matters properly presented at the Meeting.

  The holders of a majority of the shares of the Common Stock entitled to vote, present in person or by proxy, will constitute a quorum for the transaction of business at the meeting, but if a quorum should not be present, the Meeting may be adjourned from time to time until a quorum is obtained. A simple majority of the shares present and voting, in person or by proxy, may elect the Class C director nominees, and ratify the Board's appointment of independent auditors. Abstentions are treated as present and entitled to vote and therefore have the effect of a vote against a matter. A broker non-vote on a matter is considered not entitled to vote on the matter and thus is not counted in determining whether a matter requiring approval of a majority of the shares present and entitled to vote has been approved. As of March 22, 1996, there were 10,311,863 shares of Common Stock outstanding. Each director and officer of the Company has informed the Company that he intends to vote for the approval of the proposals set forth in the notice of meeting.

                             ELECTION OF DIRECTORS

(PROPOSAL 1)

  In accordance with Massachusetts Business Corporation Law, the Company has a classified Board of Directors currently consisting of two Class A Directors whose terms expire in 1997, two Class B Directors (including one vacancy) whose terms expire in 1998, and three Class C Directors (including one vacancy) whose terms expire in 1996.

  Two Class C directors will be elected at the Meeting. Allen H. Keough and James R. Kanely, the current Class C directors, have been nominated for re-election, each with a term to expire in 1999. No nomination has been made nor will any be accepted at the Meeting for the vacant Class C directorship. The Directors are seeking individuals to fill the vacant seat, but have not yet agreed upon any qualified candidates.

  Proxies solicited by the Board of Directors hereby may not be voted for more than one nominee for each directorship. Should Allen H. Keough or James R. Kanely become unable or unwilling to accept nomination for election, it is intended that the persons acting under the proxies will vote for the election of such person or persons as the Board of Directors of the Company may recommend. The Company presently has no reason to believe that Mr. Keough or Mr. Kanely will refuse or be unable to serve if elected.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE NOMINEES FOR ELECTION AS CLASS C DIRECTORS.

  The names of the nominees for election and each other person who will continue as a director after the Meeting are shown below. The information given herein as to personal background and Common Stock ownership data has been furnished by each director.

                                                       POSITION WITH             DIRECTOR
NAME                                   AGE              THE COMPANY               SINCE
- ----                                   ---             -------------             --------
CLASS A DIRECTORS
James J. Manfield, Jr.................  55 Chairman of the Board, Chief            1981
                                           Executive Officer, Chief Financial
                                           Officer, Treasurer and Director
Ronald W. Lawler......................  48 President, Chief Operating Officer      1992
                                           and Director
CLASS B DIRECTOR
David R.A. Steadman...................  58 Director                                1987
CLASS C DIRECTORS/NOMINEES
Allen H. Keough.......................  66 Director                                1989
James R. Kanely.......................  54 Director                                1995

  JAMES J. MANFIELD, JR. has served as Chairman of the Board and Chief Executive Officer of the Company since September 1983, as Treasurer since October 1990, as Chief Financial Officer since May 1991, and as a Director since the time of its organization. He also served as President of the Company from July 1986 to November 1992 and as Chief Financial Officer from July 1986 to May 1987 and from March 1988 to July 1988.

  RONALD W. LAWLER has served as President and Chief Operating Officer and as a Director of the Company since November 1992. From 1989 to 1992, he served as Vice President and General Manager of the Vacuum Products Business Division of Varian Associates (a manufacturer of high vacuum components and systems) located in Lexington, Massachusetts. From April 1987 to April 1989 he was General Manager of the Tempe Electronics Business division of Varian Associates located in Tempe, Arizona.

  DAVID R.A. STEADMAN has been a Director of the Company since May 1987. Mr. Steadman has served as President of Atlantic Management Associates Inc. of Bedford, New Hampshire, a management services firm, since September 1988. Mr. Steadman served as President and Chief Executive Officer of Integra-A Hotel & Restaurant Co. of Dallas, Texas, a hotel and restaurant chain, from July 1990 until February 1994. From July 1987 to June 1988, Mr. Steadman served as Chief Executive Officer and Chairman of the Board of GCA Corporation of Andover, Massachusetts, a manufacturer of automated capital equipment used in the production of integrated circuits by semi-conductor device manufacturers. From 1980 to 1987, Mr. Steadman served as a Vice President of Raytheon Company of Lexington, Massachusetts, a defense electronics manufacturer. From January 1985 to July 1987, Mr. Steadman served as President of Raytheon Ventures, a venture capital division of Raytheon Company. Mr. Steadman is also a director of Wahlco Environmental Systems, Inc. (NYSE:WAL), a manufacturer of environmental conditioning systems, and Kurzweil Applied Intelligence, Inc. (NASDAQ:KURZ), a provider of speech recognition systems.

  ALLEN H. KEOUGH has been a Director of the Company since July 1989. Since April 1, 1994, Dr. Keough has served as Vice President--Research and Development of Metallized Products, Inc. From October 1981 to

April 1, 1994, Dr. Keough served as Technical Director of Metallized Products, Inc. of Winchester, Massachusetts, a manufacturer of electronic device packaging material.

  JAMES KANELY has been a director of the Company since October 1995. Since June of 1992, Mr. Kanely has served as President and Chief Executive Officer of Road Atlanta, Ltd., an automobile racetrack. From November of 1993 to October of 1995, Mr. Kanely served as President and Chief Operating Officer of The Alpine Group, Inc. (AMEX:AGI), a telephone cable manufacturer, and Mr. Kanely presently serves as a director of such company. Mr. Kanely also served as President and Chief Executive Officer of Superior TeleTec, also a telephone cable manufacturer, from August of 1984 to November of 1993.

  There are no family relationships between any of the foregoing persons.

COMMITTEES OF THE BOARD

  The Board of Directors (the "Board") has an Audit Committee and a Compensation Committee. It does not have a standing nominating committee or a committee performing a similar function. The principal duties of the Audit Committee are to nominate the firm of independent auditors for appointment by the Board; to meet with the independent auditors to review and approve the scope of their audit engagement and the fees related to such work; to meet with the Company's financial management and independent auditors to review matters relating to internal accounting controls, the Company's accounting practices and procedures, and financial condition; and to report to the Board periodically any conclusions or recommendations the Audit Committee may have with respect to such matters. The members of the Audit Committee are David R.A. Steadman and Allen H. Keough, with Mr. Steadman serving as Chairman.

  The principal duties of the Compensation Committee are to review all compensation of the employee-directors and officers of the Company and to prepare recommendations and periodic reports to the Board concerning such matters, and to function as the stock option committee of the Company's 1983, 1983-II, the 1987 Stock Option Plans and 1995 Key Employees Stock Option Plan. The members of the Compensation Committee are James Kanely and David R.A. Steadman, with Mr. Kanely serving as Chairman.

  The Board held six meetings in 1995, the Audit Committee met twice in 1995 and the Compensation Committee held two meetings in 1995. Each Director attended at least 75% of the aggregate number of meetings of the Board and of the Board committees on which he served.

COMPENSATION OF DIRECTORS

  Each non-employee Director of the Company receives an annual stipend of $3,000 for serving on the Board plus $500 for each Board meeting attended.

                       EXECUTIVE OFFICERS OF THE COMPANY

  Listed below are the names, ages, and positions with the Company as of March 22, 1996, of the executive officers of the Company. The Company's executive officers were elected by the Board to serve in their respective capacities until the first meeting of the Board following the next annual meeting of stockholders and thereafter until their successors are duly elected and qualified.

                                                     POSITION WITH
NAME                                 AGE              THE COMPANY
- ----                                 ---             -------------
James J. Manfield, Jr...............  55 Chairman of the Board, Chief Executive
                                         Officer, Chief Financial Officer, and
                                         Treasurer
Ronald W. Lawler....................  48 President and Chief Operating Officer
Albert J. Chanasyk..................  55 Vice President--Engineering
Daniel J. Sullivan..................  38 Corporate Controller

  For a description of the business experience of Messrs. Manfield and Lawler, see Election of Directors above.

  Albert J. Chanasyk has served as Vice President--Engineering of the Company since May 1990. From October 1986 to May 1990, Mr. Chanasyk served as an Engineering Manager for the Ion Beam Implanter division of Eaton Corp. of Beverly, Massachusetts. From May 1984 to October 1986, Mr. Chanasyk served as Director of Engineering and Engineering Manager of Factron, a factory automation division of Schlumberger, located in Latham, New York.

  Daniel J. Sullivan has served as Corporate Controller of the Company since April 1994. From January 1989 through October 1993 he served as Controller of Visual Technology, Inc., of Westboro, Massachusetts, a manufacturer of computer terminals. From May 1987 through January 1989 he served as Assistant Controller, and from November 1985 through May 1987 he served as Accounting Manager at Visual Technology.

                            EXECUTIVE COMPENSATION

  The following table summarizes compensation paid or accrued by the Company to its Chief Executive Officer and its two* other most highly compensated executive officers for services rendered in all capacities to the Company during 1995.

                          SUMMARY COMPENSATION TABLE

                                    ANNUAL                         LONG-TERM
                                 COMPENSATION                 COMPENSATION AWARDS
                          --------------------------    -------------------------------
        NAME AND                                           STOCK         ALL OTHER
   PRINCIPAL POSITION     YEAR SALARY ($)(A)  BONUS     OPTIONS (#) COMPENSATION ($)(B)
   ------------------     ---- ------------- -------    ----------- -------------------
James J. Manfield, Jr...  1995   $138,951    $70,000           0          $3,052
 Chairman and Chief       1994   $132,356    $26,500      50,000          $2,512
 Executive Officer        1993   $115,600    $     0      25,000          $2,279
Ronald W. Lawler........  1995   $138,628    $70,000           0          $3,095
 President and Chief      1994   $132,356    $41,500(c)   50,000          $2,335
 Operating Officer        1993   $115,600    $     0      75,000          $    0
Albert J. Chanasyk......  1995   $108,696    $32,500      30,000          $1,995
 Vice President--         1994   $111,385    $ 5,500      10,000          $1,832
 Engineering              1993        N/A        N/A         N/A             N/A

- --------
(a) Includes compensation deferred at the election of the named executive officer pursuant to a plan established under Section 401(k) of the Internal Revenue Code (the "401(k) Plan").
(b) Includes $2,495, $2,720 and $375 for Messrs. Manfield, Lawler and Chanasyk, respectively, representing the Company's 1995 matching contribution to the 401(k) Plan based upon the amount of compensation deferred under such plan by each executive officer, and $557, $375 and $264 for the premiums paid in 1995 by the Company on a group term life insurance policies on behalf of Messrs. Manfield, Lawler and Chanasyk, respectively.
(c) Includes $15,000 sales commission.

* No other executive officers earned in excess of $100,000 of salary and bonus in 1995.

  OPTION/SAR GRANTS TABLE. The following table sets forth certain information regarding options granted during the fiscal year ended December 31, 1995 to the named executive officers of the Company appearing in the Summary Compensation Table. No stock appreciation rights were granted during such year.

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR

                            NUMBER OF      PERCENTAGE OF
                            SECURITIES   TOTAL OPTIONS/SARS
                            UNDERLYING       GRANTED TO      EXERCISE OR
                           OPTIONS/SARS     EMPLOYEES IN     BASE PRICE   EXPIRATION
          NAME            GRANTED (#)(A)    FISCAL YEAR     ($/PER SHARE)    DATE
          ----            -------------- ------------------ ------------- ----------
James J. Manfield, Jr...           0             N/A              N/A            N/A
Ronald W. Lawler........           0             N/A              N/A            N/A
Albert J. Chanasyk......      30,000            16.7%          $2.375     12/18/2001

- --------
(a) All options were granted in December 1995, and vest at the rate of 20% per year over a five year period, beginning in December 1996.

  YEAR-END OPTION TABLE. The following table sets forth certain information regarding stock options held as of December 31, 1995 for the named executive officers of the Company appearing in the Summary Compensation Table. No stock options were exercised by any named executive officer during the fiscal year ended December 31, 1995.

            AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR END
                     AND FISCAL YEAR END OPTION/SAR VALUES

                          NUMBER OF SECURITIES UNDERLYING          VALUE OF UNEXERCISED,
                           UNEXERCISED OPTIONS/SARS HELD               IN-THE-MONEY
                                AT FISCAL YEAR END                    OPTIONS/SARS(A)
                          -----------------------------------    -------------------------
          NAME             EXERCISABLE        UNEXERCISABLE      EXERCISABLE UNEXERCISABLE
          ----            ----------------   ----------------    ----------- -------------
James J. Manfield, Jr...       79,400             45,600          $149,562     $ 71,625
Ronald W. Lawler........      213,800             97,200          $426,838     $175,725
Albert J. Chanasyk......       42,400             45,600          $ 70,810     $ 36,228

- --------
(a) Value is based upon the last sales price ($2.6875) per share on December 31, 1995 as reported on the American Stock Exchange.

                             EMPLOYMENT AGREEMENTS

  In March 1995, the Company renewed its Employment Agreements with Messrs. Manfield and Lawler for one-year periods which agreements automatically renew for additional one year periods unless terminated pursuant to the terms thereof. Such agreements each provide for a 12 month severance payment to Messrs. Manfield and Lawler, respectively, at his then current salary, if terminated by the Company prior to a change in control and a 24 month severance at his then current salary if (i) terminated by the Company subsequent to certain changes in control or (ii) if terminated by either Messrs. Manfield or Lawler, respectively, for certain reasons subsequent to a change in control. Messrs. Manfield's and Lawler's salary are each set at an annualized rate of $140,000.

        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

  The following table sets forth certain information as of March 22, 1996 with respect to the beneficial ownership of the Company's Common Stock by each director, the Chief Executive Officer and two other named executive officers*, all executive officers and directors as a group, and, as of December 31, 1995 each person believed to be a beneficial owner of 5% or more of the Common
Stock:

             NAME AND ADDRESS**              AMOUNT AND NATURE OF   PERCENT
           OF BENEFICIAL OWNER(A)            BENEFICIAL OWNERSHIP OF CLASS (B)
           ----------------------            -------------------- ------------
James J. Manfield, Jr.......................       501,744(c)         4.83%
David R. A. Steadman........................        71,500(d)          ***
Allen H. Keough.............................        25,800(e)          ***
Ronald W. Lawler............................       227,800(f)         2.16%
Albert J. Chanasyk..........................        42,400(g)          ***
James Kanely................................         4,000(h)          ***
All executive Officers and Directors as a
 Group (6 persons)..........................       873,244(i)         8.15%

- --------
* No other executive officers earned in excess of $100,000 of salary and bonus in 1995.
**  Furnished for 5% or more beneficial owners.
*** Denotes less than 1% of class.
(a) Unless otherwise indicated in the following notes, ownership is both beneficial and of record. All information with respect to beneficial ownership has been furnished by the respective directors, officers and 5% owners.
(b) Pursuant to the rules of the Securities and Exchange Commission, shares of Common Stock which an individual or group has a right to acquire within 60 days pursuant to the exercise of options, warrants or conversion privileges are deemed to be outstanding for the purpose of computing the percentage of ownership of such individual or group, but are not deemed outstanding for the purpose of computing the percentage of ownership of any other person shown in the table.
(c) Includes 79,400 shares which may be acquired upon the exercise of stock options which are presently exercisable or will become exercisable within 60 days of March 29, 1996.
(d) Includes 40,500 shares which may be acquired upon the exercise of stock options which are presently exercisable or will become exercisable within 60 days of March 29, 1996.
(e) Includes 16,800 shares which may be acquired upon the exercise of stock options which are presently exercisable or will become exercisable within 60 days of March 29, 1996.
(f) Includes 213,800 shares which may be acquired upon the exercise of stock options which are presently exercisable or will become exercisable within 60 days of March 29, 1996.
(g) Includes 42,400 shares which may be acquired upon the exercise of stock options which are presently exercisable or will become exercisable within 60 days of March 29, 1996.
(h) Includes 4,000 shares which may be acquired upon the exercise of stock options which are presently exercisable or will become exercisable within 60 days of March 29, 1996.
(i) Includes 396,900 shares which may be acquired upon the exercise of stock options which are presently exercisable or will become exercisable within 60 days of March 29, 1996.

              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

(PROPOSAL 2)

  Upon recommendation of the Audit Committee, the Board of Directors voted to appoint Coopers & Lybrand L.L.P. to act as independent auditors for the Company for the year ending December 31, 1996.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF COOPERS & LYBRAND L.L.P. AS INDEPENDENT AUDITORS FOR THE COMPANY FOR THE YEAR ENDING DECEMBER 31, 1996.

  Representatives of Coopers & Lybrand L.L.P. are expected to be present at the annual meeting with the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

  Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent (10%) of a registered class of the Company's equity securities (collectively, "Insiders"), to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC") and the American Stock Exchange. Insiders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

  Based solely on review of the copies of such forms furnished to the Company, or written representations that no Forms 5 were required, the Company believes that during the fiscal year ended December 31, 1995, all Section 16(a) filing requirements applicable to the Company's Insiders were satisfied.

                                OTHER BUSINESS

  Management does not intend to bring any matters before the meeting other than those set forth in the accompanying notice. Management knows of no other matters to be brought before the meeting by others. However, if any other matters are properly brought before the meeting, the persons named in the enclosed form of proxy will vote in accordance with their judgment on such matters.

                            SOLICITATION OF PROXIES

  The cost of preparing and mailing the enclosed material will be borne by the Company. In addition to the solicitation of proxies by mail, it is possible that certain of the officers, directors and employees of the Company may solicit proxies on behalf of the Board of Directors by telephone, telegraph and in person, with the cost of any such solicitation to be borne by the Company. No additional compensation will be received by any officer, director or employee of the Company in connection with any such proxy solicitation. Upon request, the Company will reimburse brokers, dealers, banks and trustees, or their nominees, for reasonable expenses incurred by them in forwarding proxy material to beneficial owners of shares of Common Stock.

                             STOCKHOLDER PROPOSALS

  A proposal submitted by a stockholder for action at the Company's 1997 annual meeting of stockholders must be received at the Company's headquarters, 1 Forbes Road, Newmarket, New Hampshire, 03857-2099, no later than December 1, 1996, in order to be included in the Company's Proxy Statement for that meeting. Any such proposal must comply with the rules and regulations of the Securities and Exchange Commission.

                                          By Order of the Board of Directors,

                                          Lorraine D. Giordano
                                          Clerk

Newmarket, New Hampshire
March 29, 1996

                                REVOCABLE PROXY
                             VITRONICS CORPORATION

[X]  PLEASE MARK VOTES
     AS IN THIS EXAMPLE

                        ANNUAL MEETING OF STOCKHOLDERS

                                  MAY 2, 1996

          This Proxy is Solicited on Behalf of the Board of Directors

     This undersigned hereby appoints Lorraine D. Giordano and David R.A. Steadman, and either of them, as attorney and proxy with full power of substitution, in the name, place and stead of the undersigned to vote as proxy all the common stock of the undersigned in Vitronics Corporation (the "Company") at the Company's annual meeting of stockholders to be held at 10:00 a.m. local time on May 2, 1996 at the offices of the Company, 1 Forbes Road, Newmarket, New Hampshire, for the purposes of considering and voting upon the following:

1. To elect two Class C directors to serve until the 1999 annual meeting of stockholders and thereafter until their successors are duly elected and qualified.

                                        For  Withheld
                Allen H. Keough         [_]     [_]

                James R. Kanely         [_]     [_]

                                        For   Against Abstain
2.  To ratify the appointment by the    [_]     [_]     [_]
    Board of Directors of Coopers &
    Lybrand L.L.P. as the Company's
    independent auditors for the 1996
    fiscal year.

3. To transact such other business as may properly be presented to the meeting or any adjournment thereof.

The Shares represented by this proxy will be voted for the director Nominees and for proposal 2 if no instruction to the contrary is indicated or if no instruction is given and, in addition, on other business which may properly come before the meeting or any adjournment thereof.

Note: Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as Attorney, Executor, Administrator, Trustee or Guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                              ----------------------------------
        Please be sure to sign and date         Date
          this Proxy in the box below.
- --------------------------------------------------------------------------------


- -----Stockholder sign above--------------Co-holder (if any) sign above----------



/\ Detach above card, sign, date and mail in postage paid envelope provided. /\



                             VITRONICS CORPORATION
- --------------------------------------------------------------------------------
                              PLEASE ACT PROMPTLY
                    SIGN, DATE & MAIL YOUR PROXY CARD TODAY
- --------------------------------------------------------------------------------